Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events
Subsequent Events [Text Block]

Note 20. Subsequent Events

In January 2013, our board of directors approved loans to CWI up to $50.0 million to be made at our discretion. We intend to fund any such loans from our Revolver.

In February 2013, the Compensation Committee approved long-term incentive plan awards to key employees consisting of 166,200 RSUs and 75,900 PSUs that could have a dilutive impact on our earnings per share calculation.

Note 21. Subsequent Event

Retrospective Adjustment for Discontinued Operations

During the nine months ended September 30, 2013, we sold seven domestic properties for a total of $22.7 million, net of selling costs, and recognized a net gain on these sales of $0.6 million, excluding impairment charges totaling $3.9 million and $0.2 million previously recognized during 2013 and 2012, respectively. We used a portion of the proceeds to repay the related mortgage loan obligation of $5.7 million and recognized a gain on extinguishment of debt of $0.1 million. In connection with those sales that are deemed businesses, we allocated goodwill totaling $1.2 million to the cost basis of the properties, for our Real Estate Ownership segment based on the relative fair value at the time of sale.

During the nine months ended September 30, 2013, a jointly-owned investment in which we and an affiliate own 44% and 56%, respectively, and which we consolidate, entered into a contract to sell a domestic property, which we acquired in the CPA®:15 Merger, for $16.4 million. In addition, during the nine months ended September 30, 2013, we entered into a contract to sell our hotel for $3.8 million. In connection with the potential sale of the hotel, we recognized impairment charges totaling $1.1 million during the second quarter of 2013 to write down the carrying value of the asset to its estimated fair value, which approximated the estimated selling price less selling costs. At September 30, 2013, these two properties were classified as Assets held for sale in the September 30, 2013 consolidated balance sheet. We completed the sale of the hotel in October 2013. There can be no assurance that the remaining property will be sold at the contracted price, or at all.

The accompanying consolidated statements of income have been retrospectively adjusted and the net results of operations of each of these properties have been reclassified to discontinued operations for the years ended December 31, 2012, 2011, and 2010. The net effect of the reclassification represents an increase of $11.0 million, or 13.8%, $2.1 million, or 1.4%, and $1.3 million, or 1.6% in our previously reported income from continuing operations for the years ended December 31, 2012, 2011, and 2010, respectively. There was no effect on our previously reported net income, financial condition, or cash flows.